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EXHIBIT 21. SUBSIDIARIES OF TELEPORT COMMUNICATIONS GROUP INC. (AS OF 12/24/97)
TC Boston Holdings, Inc.
TC New York Holdings I, Inc.
TC Systems, Inc.
Teleport Communications Atlanta, Inc.
Teleport Communications Dallas, Inc.
Teleport Communications Los Angeles, Inc.
Teleport Communications San Francisco, Inc.
Teleport Communications Washington, D.C., Inc.
TCG Indianapolis, Inc.
TCG Miami, Inc.
TCG Milwaukee, Inc.
TCG New Jersey, Inc.
TCG Payphones, Inc.
TCG Phoenix, Inc.
TCG Seattle, Inc.
Teleport Communications Boston
TCG Chicago
TCG Colorado
TCG Dallas
TCG Detroit
TCG Indianapolis
TCG Maryland
TCG Omaha
TCG Oregon
TCG Pittsburgh
TCG San Diego
TCG Seattle
TCG St. Louis
TCG Connecticut Holdings I, Inc.
Endlink Incorporated
BizTel, Inc.
BizTel Communications, Inc.
TCG Dallas Holdings II, Inc.
TCG Detroit Holdings I, Inc.
TCG DV Holdings, Inc.
TCG International, Inc.
TCG Los Angeles Holdings II, Inc.
TCG Minnesota, Inc.
TCG Omaha Holdings, Inc.
TCG Partners Holdings II, Inc.
TCG Payphones USA, Inc.
TCG Pittsburgh Holdings, Inc.
TCG Services, Inc.
TCG South Florida Holdings II, Inc.
TCG St. Louis Holdings, Inc.
TCG Partners
TCG Merger Co., Inc.
TC Boston Holdings II, Inc.
TC New York Holdings II, Inc.
TC Systems-Illinois, Inc.
Teleport Communications Chicago, Inc.
Teleport Communications Houston, Inc.
TCG America, Inc.
TCG CERFnet, Inc.
TCG Indiana, Inc.
TCG Joint Venture Holdings, Inc.
TCG Michigan, Inc.
TCG New Hampshire, Inc.
TCG New York, Inc.
TCG Pennsylvania, Inc.
TCG St. Louis, Inc.
TCG Virginia, Inc.
Teleport Communications New York
TCG Chicago Holdings, Inc.
TCG Connecticut
TCG Data - New York
TCG Illinois
TCG Los Angeles
TCG New Jersey
TCG Phoenix
TCG Rhode Island
TCG San Francisco
TCG South Florida
TCG Utah
TCG Connecticut Holdings II, Inc.
TCG Connecticut Holdings III, Inc.
TCG Dallas Holdings I, Inc.
TCG Delaware Valley, Inc.
TCG Detroit Holdings II, Inc.
TCG Illinois Holdings, Inc.
TCG Los Angeles Holdings I, Inc.
TCG Midsouth, Inc.
TCG of the Carolinas, Inc.
TCG Partners Holdings I, Inc.
TCG Partners Holdings III, Inc.
TCG Phoenix Holdings I, Inc.
TCG San Diego Holdings, Inc.
TCG South Florida Holdings I, Inc.
TCG Southwestern Holdings I, Inc.
TCG Ohio
TCG Kansas City, Inc.